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                                                                   EXHIBIT 10.14
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                          LOAN MODIFICATION AGREEMENT

     This Loan Modification Agreement is entered into as of May 6, 1999, by and between Data Critical Corp. ("Borrower") and Silicon Valley Bank ("Lender").

1.   DESCRIPTION OF EXISTING INDEBTEDNESS:  Among other indebtedness which may
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be owing by Borrower to Lender, Borrower is indebted to Lender pursuant to, among other documents, a Promissory Note, dated April 10, 1997, in the original principal amount of Five Hundred Thousand and 00/100 Dollars ($500,000.00) (the "Line"), a Promissory Note, dated April 10, 1997, in the original principal amount of One Hundred Thousand and 00/100 Dollars ($100,000.00) (the"Term Note #1") and a Promissory Note dated April 14, 1998, in the original principal amount of Two Hundred Fifty Thousand and 00/100 Dollars ($250,000.00) (the "Term
Note #2").   The Line , Term Note #1 and Term Note #2 are hereby sometimes referred to as the "Notes". The Line has been modified pursuant to, among other documents, a Loan Modification Agreement, dated February 12, 1999, pursuant to which, among other things, the principal amount was increased to One Million Five Hundred Thousand and 00/100 Dollars ($1,500,000.00). The Notes, together with other promissory notes from Borrower to Lender, are governed by the terms of a Business Loan Agreement, dated April 10, 1997, as such agreement may be amended from time to time, between Borrower and Lender (the "Loan Agreement"). Defined terms used but not otherwise defined herein shall have the same meanings as in the Loan Agreement.

Hereinafter, all indebtedness owing by Borrower to Lender shall be referred to as the "Indebtedness".

2.   DESCRIPTION OF COLLATERAL AND GUARANTIES.  Repayment of the Indebtedness is
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secured by a Commercial Security Agreement, dated April 10, 1997, and an
Intellectual Property Security Agreement dated April 10, 1997.

Hereinafter, the above-described security documents and guaranties, together with all other documents securing repayment of the Indebtedness shall be referred to as the "Security Documents". Hereinafter, the Security Documents, together with all other documents evidencing or securing the Indebtedness shall be referred to as the "Existing Loan Documents".

3.   DESCRIPTION OF CHANGE IN TERMS.
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     A.   Modification(s) to the Term Note #1.
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          1.   The principal amount of the Term Note #2 is hereby decreased to
               Forty Nine Thousand Seven Hundred Forty Five and 11/100 Dollars ($49,745.11).

     B.        Modification(s) to the Term Note #2.
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          1.   The principal amount of the Term Note #3 is hereby decreased to
               One Hundred Sixty Six Thousand Six Hundred Seven and 46/100 Dollars ($166,607.46).

     C.   Modification(s) to the Loan Agreement.
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          1.   The paragraph entitled "Financial Covenants" is hereby amended, in part, to permit Borrower to incur quarterly losses, provided such losses do not exceed $1,030,000.00 through the fiscal quarter ending March 31, 1999, decreasing to $950,000.00 for the fiscal quarter ending June 30, 1999, further decreasing to $350,000.00 for the fiscal quarter ending September 30, 1999. Thereafter, Borrower shall breakeven or be profitable.
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4.   CONSISTENT CHANGES.  The Existing Loan Documents are hereby amended
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wherever necessary to reflect the changes described above.

5.   PAYMENT OF LOAN FEE.  Borrower shall pay to Lender a fee in the amount of
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Five Hundred and 00/100 Dollars ($500.00) (the "Loan Fee") plus all out of pocket expenses.

6.   NO DEFENSES OF BORROWER.  Borrower (and each guarantor and pledgor signing
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below) agrees that it has no defenses against the obligations to pay any amounts under the Indebtedness.

7.   CONTINUING VALIDITY.  Borrower (and each guarantor and pledgor signing
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below) understands and agrees that in modifying the existing Indebtedness,
Lender is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Lender's agreement to modifications to the existing Indebtedness pursuant to this Loan Modification Agreement in no way shall obligate Lender to make any future modifications to the Indebtedness. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Indebtedness. It is the intention of Lender and Borrower to retain as liable parties all makers and endorsers of Existing Loan Documents, unless the party is expressly released by Lender in writing. No maker, endorser, or guarantor will be released by virtue of this Loan Modification Agreement. The terms of this paragraph apply not only to this Loan Modification Agreement, but also to all subsequent loan modification agreements.

8.   CONDITION.  The effectiveness of this Loan Modification Agreement is
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conditioned upon payment of the Loan Fee.

     This Loan Modification Agreement is executed as of the date first written above.

BORROWER:                                LENDER:

DATA CRITICAL CORP.                      SILICON VALLEY BANK


By: /s/ Robert W. Benson                 By: /s/ Peter Palsson
   ----------------------------             --------------------------------

Name: Robert W. Benson                   Name: Peter Palsson
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Title: CFO                               Title: Vice President
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